UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 10, 2008
Ardea Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-33734	94-3200380
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4939 Directors Place
San Diego, California	92121
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (858) 652-6500
Not applicable.
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS
EXHIBIT 99.1

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d)
     On June 10, 2008, our Board of Directors (the “Board”) elected a new director, Mr. Craig A. Johnson, to fill the vacancy on the Board created by the resignation of John Beck in connection with Mr. Beck’s recent appointment as our Chief Financial Officer. Mr. Johnson has been appointed to serve as Chair of the Audit Committee of the Board.
     Pursuant to the terms of our automatic grant program for our non-employee directors under our 2004 Stock Incentive Plan, Mr. Johnson was granted an option to purchase 25,000 shares of our common stock in connection with his election to the Board. He was also granted an option to purchase 5,000 shares of our common stock in connection with his appointment as Chair of the Audit Committee of the Board. The option granted in connection with his Board committee service is pro rated to reflect Mr. Johnson’s mid-year appointment. Each option was issued pursuant to our 2004 Stock Incentive Plan and has an exercise price equal to $14.42 per share, the closing sales price of our common stock as reported on the Nasdaq Global Market for Tuesday, June 10, 2008. In addition, each such option is immediately exercisable in whole, but the unvested portion thereof is subject to a right of repurchase in favor of the Company. The option granted in connection with Mr. Johnson’s Board service vests in equal monthly installments over three years following the date of grant. The option granted in connection with Mr. Johnson’s Board committee service vests in one installment on the first trading day in January 2009, assuming he continues to serve in his committee position at that time. Each of Mr. Johnson’s options has a term of ten years beginning from the date of grant.
     Mr. Johnson and Ardea will enter into our standard form of indemnification agreement. We are not aware of any transaction involving Ardea and Mr. Johnson requiring disclosure under Item 404(a) of Regulation S-K.
     The press release dated June 12, 2008 announcing Mr. Johnson’s appointment is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
99.1	Press release of Ardea Biosciences, Inc. dated June 12, 2008.

SIGNATURE
   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ARDEA BIOSCIENCES, INC.
Date: June 13, 2008	/s/ CHRISTOPHER W. KRUEGER
Christopher W. Krueger
Chief Business Officer

INDEX TO EXHIBITS
99.1	Press release of Ardea Biosciences, Inc. dated June 12, 2008.